SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    __________


                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





   Date of report (Date of earliest event reported)  March 31, 1994
                                                    _________________



                      American Annuity Group, Inc.
   __________________________________________________________________
                (Exact Name of Registrant as Specified in Charter)



          Delaware                  1-11632             06-1356481
   _________________________________________________________________
   (State or Other Jurisdiction     (Commission         (IRS Employer
    of Incorporation)                File Number)        Identification No.)



    250 East Fifth Street, Cincinnati, OH                     45202
   __________________________________________________________________
   (Address of Principal Executive Offices)                (Zip Code)



   Registrant's telephone number, including area code  (513) 333-5300
                                                      ________________




   __________________________________________________________________
   (Former Name or Former Address, if Changed Since Last Report)












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   Item 5.   Other Events.


        On March 31, 1994, American Annuity Group, Inc. concurrently consummated two exchange transactions involving its securities. These transactions are more fully described in the press release attached hereto as Exhibit 7(c)(99).







   Item 7.   Financial Statements, Pro Forma Financial
             Information and Exhibits

   (c) Exhibits.

        (c)(99) Press Release dated March 31, 1994
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                                    SIGNATURES





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERICAN ANNUITY GROUP, INC.




   April 5, 1994            BY:s/ Mark F. Muething
                               _______________________________
                               Mark F. Muething
                               Senior Vice President,
                                 General Counsel and Secretary

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